UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
November 20, 2017

National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38257	46-4841717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Commerce Avenue
Bldg. 2200
Duluth, Georgia 30096-4980
(770) 822-3600
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2017 (the “Closing Date”), the credit agreement, dated as of March 13, 2014 (as amended, the “Credit Agreement”), among Nautilus Acquisition Holdings, Inc. (“Holdings”), a Delaware corporation and a wholly-owned subsidiary of National Vision Holdings, Inc. (the “Company”), National Vision, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company and the borrower under the Credit Agreement (“NVI”), Goldman Sachs Bank USA, as administrative agent and collateral agent, and the lenders from time to time party thereto and the other parties thereto, was amended pursuant to a joinder and amendment agreement (the “Joinder”) to, among other things, (i) establish new first lien term loans in an aggregate principal amount of $570,000,000 to refinance all of the first lien term loans outstanding immediately prior to the Closing Date, (ii) extend the maturity of such term loans to November 20, 2024 and (iii) reprice the rates applicable to such term loans by amending the definitions of ABR, Applicable Margin and LIBOR Rate (each, as defined in the Credit Agreement).

Pursuant to the Joinder, the initial new Applicable Margins are (i) 2.75% for the new first lien term loans that are LIBOR Loans (as defined in the Credit Agreement), which is 25 basis points lower than the previous interest rate margin and (ii) 1.75% for the new first lien term loans that are ABR Loans (as defined in the Credit Agreement), which is 25 basis points lower than the previous interest rate margin. The Joinder further provides that following the Closing Date, the above Applicable Margins for the new term loans will be based on NVI’s public corporate credit rating from Moody’s as follows: (i) if NVI’s rating is lower than Ba3 (stable), the Applicable Margin will be 2.75% for LIBOR Loans and 1.75% for ABR Loans and (ii) if NVI’s rating is Ba3 (stable) or better, the Applicable Margin will step down to 2.50% for LIBOR Loans and 1.5% for ABR Loans, as specified in the Joinder.

KKR Capital Markets LLC, an affiliate of a controlling stockholder of the Company, Goldman Sachs Bank USA and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as joint lead arrangers with respect to the Joinder and received fees in connection therewith.

A copy of the Joinder is filed herewith as Exhibit 10.5 and incorporated herein by reference. The above description of the Joinder is not complete and is qualified in its entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance

Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Lien Credit Agreement, dated as of March 13, 2014, among Nautilus Acquisition Holdings, Inc., Nautilus Merger Sub, Inc., Vision Holdings Corp. and National Vision, Inc., Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and a lender, Morgan Stanley Bank N.A., as the letter of credit issuer, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Mizuho Bank, Ltd., KKR Capital Markets LLC, Barclays Bank PLC, and Macquarie Capital (USA) Inc., as joint lead arrangers and bookrunners, and the several lenders from time to time parties thereto (incorporated herein by reference to Exhibit 10.3 filed with National Vision Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-220719) filed with the Commission on September 29, 2017).

10.2
Joinder and Amendment Agreement, dated as of May 29, 2015, among KKR Corporate Lending LLC, National Vision, Inc., as borrower, the guarantors party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.4 filed with National Vision Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-220719) filed with the Commission on September 29, 2017).

10.3
Joinder Agreement, dated as of February 3, 2017, among KKR Corporate Lending LLC, National Vision, Inc., as borrower, the guarantors party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent (incorporated herein by reference to Exhibit 10.5 filed with National Vision Holdings, Inc.’s Registration Statement on Form S-1 (File No. 333-220719) filed with the Commission on September 29, 2017).

10.4
Joinder and Amendment Agreement, dated as of October 31, 2017, among National Vision, Inc., as borrower, the guarantors party thereto, each revolving credit lender, Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and a letter of credit issuer, Bank of America, N.A., as a letter of credit issuer, and Citibank, N.A., as a letter of credit issuer (incorporated herein by reference to Exhibit 10.1 filed with National Vision Holdings, Inc.’s Current Report on Form 8-K (File No. 001-38257) filed with the Commission on October 31, 2017).

10.5
Joinder and Amendment Agreement, dated as of November 20, 2017, among National Vision, Inc., as borrower, the guarantors party thereto, each lender party thereto, Goldman Sachs Bank USA, as administrative agent and collateral agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: November 20, 2017	By:	/s/ Mitchell Goodman
	Name:	Mitchell Goodman
	Title:	Senior Vice President, General Counsel and Secretary